UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2

to

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPK ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SPK ACQUISITION CORP.

 Room 368, 302 Buwei

 211 Fute North Road,

 China (Shanghai) Pilot Free Trade Zone, 200131

NOTICE OF GENERAL MEETING

TO BE HELD [●], 2022

TO THE STOCKHOLDERS OF

SPK ACQUISITION CORP.

On behalf of the Board of Directors of SPK Acquisition Corp. (the “Company,” “SPK” or “we”), I invite you to attend our General Meeting of Stockholders (the “General Meeting”). We hope you can join us. The General Meeting will be held at 10:00 a.m. Eastern Time on August [●], 2022. Due to the COVID-19 pandemic, SPK will be holding the General Meeting via teleconference using the following dial-in information:

US Toll Free	[ ● ]
International Toll	[ ● ]
Participant Passcode	[ ● ]

The Notice of General Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https:[●]. We are first mailing these materials to our stockholders on or about [●], 2022.

As discussed in the enclosed Proxy Statement, the purpose of the General Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 - A proposal to amend SPK’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which SPK has to consummate a business combination up to six (6) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from September 10, 2022 to March 10, 2023 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend SPK’s amended and restated investment management trust agreement, dated as of June 3, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date another six (6) times, each such extension for an additional one (1) month period, until March 10, 2023, by depositing into the Trust Account $50,000 (the “Extension Payment”) for each one-month Extension (or up to an aggregate of $300,000 for the total six-month period), (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii) Proposal 3 - A proposal to direct the chairman of the General Meeting to adjourn the General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provide that the Company has until September 10, 2022 (the “Original Termination Date”) to complete an initial business combination. There is not sufficient time before September 10, 2022 for the Company to complete the Proposed Business Combination given the projected timetable for finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized, finalizing a registration statement under the Securities Act of 1933 on Form S-4 (the “Proposed Business Combination Registration Statement”), initially filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022, and having it declared effective prior to holding a special general meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until March 10, 2023, which is a total of up to 21 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $50.9 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on [●], 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 6,596,275 shares of common stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 5,091,196 outstanding public shares of Common Stock. The Company’s rights do not have voting rights. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow SPK more time to complete its proposed business combination.

The Company’s Current Charter and Trust Agreement provide that SPK has only until September 10, 2022 to complete a business combination (i.e., 15 months from the consummation of the IPO). If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from September 10, 2022 on a month-to-month and as needed basis, until March 10, 2023 (21 months from the consummation of the IPO).

On February 11, 2022, SPK entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among SPK, SPK Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of SPK (“Merger Sub”), and Varian Biopharmaceuticals, Inc., a Florida corporation (“Varian Bio”), pursuant to which Merger Sub will merge with and into Varian Bio with Varian Bio surviving the merger as a wholly-owned subsidiary of SPK (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, SPK will be renamed “Varian Bio Pharma, Inc.” (“Varian Bio Pharma”).

The Merger Agreement provides that SPK has agreed to acquire all of the outstanding equity interests of Varian Bio in exchange for an aggregate of 4,500,000 shares of SPK Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Varian Bio’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Varian Bio’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of Varian Bio’s common stock that are issued and outstanding immediately prior to the Effective Time.

Each of the Company, the Company’s Sponsor and Varian Bio, or any of their respective affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, they will contribute to the Trust Account $50,000 for each one-month Extension, paid on a month-to-month and as-needed basis, (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to six (6) times, until March 10, 2023. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. If the Company extends the time to complete a business combination to March 10, 2023, the Contributors would make aggregate Contributions in the amount of $300,000.

The Contributors will not make any Contribution unless the Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved.

Background

SPK was incorporated in Delaware on December 31, 2020 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated June 7, 2021, pursuant to the Trust Agreement, and the Company’s Charter, as long as SPK filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), SPK was entitled to a free 3-month extension, until June 10, 2022 in order to complete the Business Combination. If the Business Combination was not completed prior to June 10, 2022, SPK had the option to extend the time to complete the Business Combination until September 10, 2022 by depositing an additional $509,120 into the Trust Account.

If SPK was unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to SPK (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the rights included in the units sold in the IPO. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, SPK would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

 The Prior Extensions

As disclosed in the Company’s prospectus dated June 7, 2021, pursuant to the Trust Agreement, and the Company’s Charter, as long as SPK filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), SPK was entitled to a free 3-month extension, until June 10, 2022 in order to complete a business combination. If a business combination was not completed prior to June 10, 2022, SPK had the option to extend the time to complete a business combination until September 10, 2022 by depositing an additional $509,120 into the Trust Account. If SPK was unable to complete its initial business combination within such period, it would cease all operations except for the purpose of winding up the Company.

The Company filed a registration statement on Form S-4 with U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2022 relating to a business combination with Varian Bio (the “Proposed Business Combination Registration Statement”). On March 10, 2022, in connection with the first extension, because a registration statement relating to a business combination was filed before March 10, 2022, nine months following SPK’s IPO, the Company was able to extend the time to complete a business combination to June 10, 2022 without having to make a contribution into the trust account of SPK (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations.

On June 10, 2022, SPK elected to further extend the deadline to consummate its proposed business combination to September 10, 2022, by depositing the aggregate amount of $509,120 (or $0.10 for each share of common stock issued in the IPO that was not redeemed in connection with the first extension) into the Trust Account.

SPK and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized, and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before September 10, 2022 to hold a General Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, SPK’s board has determined that, given SPK’s expenditure of time, effort and money on identifying Varian Bio as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, SPK will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal the Trust Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If SPK’s board of directors determines that SPK will not be able to consummate an initial business combination by the Extended Termination Date, SPK would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to SPK to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal and the Trust Amendment Proposal. However, SPK will not proceed with the Charter Amendment Proposal and the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause SPK to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $50.9 million of marketable securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if SPK has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,479,623 shares of our common stock, which include 1,272,799 shares which we refer to as the “Founder Shares”, that were issued prior to our IPO and 206,824 shares that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there was approximately $50.9 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to March 10, 2023, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $[10.16] per share (without taking into account any interest), in comparison to the current redemption price of approximately $[10.10] per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by September 10, 2022, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal and the General Meeting. Whether or not you plan to attend the General Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Sophie Tao
Sophie Tao
Chief Executive Officer

August [●], 2022

SPK ACQUISITION CORP.

Room 368, 302 Buwei

 211 Fute North Road,

 China (Shanghai) Pilot Free Trade Zone, 200131

NOTICE OF GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2022

[●], 2022

To the Stockholders of SPK Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a General Meeting of Stockholders (the “General Meeting”) of SPK Acquisition Corp. (“SPK”), a Delaware corporation, will be held on [●], 2022, at 10:00 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the General Meeting via teleconference using the following dial-in information:

US Toll Free	[●]
International Toll	[●]
Participant Passcode	[●]

The purpose of the General Meeting will be to consider and vote upon the following proposals:

1. a proposal to amend SPK’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which SPK has to consummate a business combination on a month-to-month basis up to six (6) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”) from September 10, 2022 to March 10, 2023 (the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

2. a proposal to amend SPK’s amended and restated investment management trust agreement, dated as of June 3, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date from September 10, 2022 up to six (6) times, each such Extension for an additional one (1) month period, until March 10, 2023, by depositing into the Trust Account $50,000 (the “Extension Payment”) for each one-month Extension (or up to an aggregate of $300,000 for the total six-month period) (the “Trust Amendment”), (we refer to this proposal as the “Trust Amendment Proposal”); and

3. a proposal to direct the chairman of the General Meeting to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

4. To act on such other matters as may properly come before the General Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on [●], 2022 as the record date for the General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the General Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/Sophie Tao
Chief Executive Officer

New York, New York

[●], 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE GENERAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT [●].

SPK ACQUISITION CORP.
Room 368, 302 Buwei

 211 Fute North Road,

 China (Shanghai) Pilot Free Trade Zone, 200131

PRELIMINARY PROXY STATEMENT
FOR
GENERAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

 FIRST MAILED ON OR ABOUT [●], 2022

Date, Time and Place of the General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of SPK Acquisition Corp. (“the Company,” “SPK” or “we”), a Delaware corporation, in connection with the General Meeting of Stockholders to be held on [●], 2022 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, SPK will be holding the General Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	[●]
International Toll	[●]
Participant Passcode	[●]

The principal executive office of the Company is Room 368, 302 Buwei, 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131, and its telephone number, including area code, is +86 13439129879.

Purpose of the General Meeting

At the General Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 - A proposal to amend SPK’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which SPK has to consummate a business combination up to six (6) times on a month-to-month basis, each such extension for a one-month period (each an “Extension”) from September 10, 2022 until March 10, 2023 (the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

2.	Proposal 2 - A proposal to amend SPK’s amended and restated investment management trust agreement, dated as of June 3, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date up to six (6) times on a month-to-month basis, to March 10, 2023 (the “Trust Amendment”), by depositing into the Trust Account $50,000 (the “Extension Payment”) for each one-month Extension (or up to an aggregate of $300,000 for the total six-month period) (we refer to this proposal as the “Trust Amendment Proposal”);

3.	Proposal 3 - A proposal to direct the chairman of the General Meeting to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

4.	To act on such other matters as may properly come before the General Meeting or any adjournment thereof.

Background

SPK was incorporated in Delaware on December 31, 2020 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated June 10, 2021, pursuant to the Trust Agreement, and the Company’s Charter, as long as SPK filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), SPK was entitled to a free 3-month extension, until June 10, 2022 in order to complete the Business Combination. If the Business Combination was not completed prior to June 10, 2022, SPK had the option to extend the time to complete the Business Combination until September 10, 2022 by depositing an additional $509,120 into the Trust Account.

If SPK was unable to complete its initial business combination within such period (as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to SPK (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the rights included in the units sold in the IPO. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, SPK would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provide that the Company has until September 10, 2022 (the “Original Termination Date”) to complete an initial business combination. There is not sufficient time before September 10, 2022 for the Company to complete the Proposed Business Combination given the projected timetable, for finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized, finalizing the registration statement on Form S-4 under the Securities Act of 1933 (the “Proposed Business Combination Registration Statement”) initially filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022, and having it declared effective prior to holding a special general meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until March 10, 2023, which is a total of up to 21 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $50.9 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on [●], 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 6,596,275 shares of Common Stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 5,091,196 outstanding public shares of Common Stock (the “Public Shares”). The Company’s rights do not have voting rights. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

On February 11, 2022, SPK entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among SPK, SPK Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of SPK (“Merger Sub”), and Varian Biopharmaceuticals, Inc., a Florida corporation (“Varian Bio”), pursuant to which Merger Sub will merge with and into Varian Bio with Varian Bio surviving the merger as a wholly-owned subsidiary of SPK (the “Proposed Business Combination”). In addition, in connection with the consummation of the Business Combination, SPK will be renamed “Varian Bio Pharma, Inc.” (“Varian Bio Pharma”).

The Merger Agreement provides that SPK has agreed to acquire all of the outstanding equity interests of Varian Bio in exchange for an aggregate of 4,500,000 shares of SPK Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Varian Bio’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Varian Bio’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of Varian Bio’s common stock that are issued and outstanding immediately prior to the Effective Time.

Each of the Company, the Company’s Sponsor and Varian Bio, or any of their respective affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, they will contribute to the Trust Account $50,000 for each one-month Extension, paid on a month-to-month and as-needed basis, (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to six (6) times, until March 10, 2023. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. If the Company extends the time to complete a business combination to March 10, 2023, the Contributors would make aggregate Contributions in the amount of $300,000.

The Contributors will not make any Contribution unless the Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow SPK more time to complete its Proposed Business Combination. SPK’s Charter provides that SPK has only until September 10, 2022 to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?

A.	You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposal”) and to amend the Amended and Restated Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination on an as-needed, month-to-month basis, from September 10, 2022 to March 10, 2023 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to SPK (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law (the Public stockholders will also forfeit the Rights included in the Units) ; and (y) a proposal to adjourn the General Meeting if necessary.

Q.	Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.	SPK was incorporated in Delaware on December 31, 2020 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On June 10, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ partial exercise of over-allotment option on July 20, 2021 Simultaneously with the closing of the IPO, the Company consummated the private placement for the sale of private units (“Private Placement”) with SPK Acquisition, LLC (the “Sponsor”) containing 205,000 shares of Common Stock (the “Private Placement Shares”). $50,911,960 from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before September 10, 2022. The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we will have sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to September 10, 2022. Therefore, we are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Proposed Business Combination.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.	Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.	The Board believes stockholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a stockholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Charter Amendment Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposal and the Trust Amendment Proposal?

A.	Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?

A.	To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.	All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they held 1,478,623 shares of Common Stock representing approximately 22% of the Company’s issued and outstanding shares of Common Stock.

Q.	What vote is required to adopt the proposals?

A.	Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Trust Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q.	What if I do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A.	If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.	Will you seek any further extensions to liquidate the trust account?

A.	Other than the six (6) month-to-month Extensions from September 10, 2022 until March 10, 2023, the Extended Termination Date, as applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved at the General Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter. At such time, the rights sold as part of the units in the IPO and the Private Placement will be worthless.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the shares of Common Stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote their Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to any rights, which will be worthless.

Q.	If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Termination Date on March 10, 2023, or a potential alternative initial business combination until the Extended Termination Date, as applicable, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or an alternative business combination by the Extended Termination Date or March 10, 2023, and does not wish to seek an additional extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.	Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.	How do I change my vote?

A.	If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. the Company’s proxy solicitation agent at: Toll Free: 877-870-8565, or Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the General Meeting.

Q.	How are votes counted?

A.

The Company’s proxy agent, Advantage Proxy, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Trust Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:	No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	What will happen if I abstain from voting or fail to vote at the General Meeting?

A:	At the General Meeting, SPK will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposal and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by SPK without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:	If I am not going to attend the General Meeting, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?

A.	A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, 169,446 Public Shares, in the aggregate, would be required to achieve a quorum.

Q.	Who can vote at the General Meeting?

A.	Only holders of record of the Company’s Public Shares at the close of business on [●], 2022 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 6,596,275 shares of Common Stock outstanding of the Company, including 5,091,196 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the Charter Amendment Proposal, the Trust Amendment Proposal. and the Adjournment Proposal?

A.	Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A.	The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and rights that will become worthless if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A.	Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Public Shares of the Company?

A.	In connection with the General Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Stacy Aqui, E-mail: saqui@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	SPK will pay the cost of soliciting proxies for the General Meeting. SPK has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the General Meeting. SPK has agreed to pay Advantage a fee of $7,500, plus disbursements. SPK will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. SPK will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. SPK’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact SPK’s proxy solicitor at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about SPK from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated June 7, 2021 and filed with the SEC on June 08, 2021 pursuant to Rule 424(b)(4) (File No. 333- 255461), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 24, 2022, amended and filed with the SEC on July 13, 2022, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

SPK was incorporated in Delaware on December 31, 2020 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. SPK had until June 10, 2022, as long as SPK has filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, (or up to September 10, 2022 if the time to complete a business combination is extended), to consummate a Business Combination. If SPK is unable to complete its initial business combination within such period (as extended as described herein), it will (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to SPK (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the Rights included in the Units. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, SPK will dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Following the closing of the IPO on June 10, 2021 and the underwriters’ partial exercise of over-allotment option on July 20, 2021, $50,911,960 from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Units was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that SPK is not deemed to be an investment company under the Investment Company Act. except with respect to interest earned on the funds held in the Trust Account that may be released to SPK to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if SPK has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which SPK completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before September 10, 2022. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The mailing address of our principal executive office is: Room 368, 302 Buwei, 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131.

Proposed Business Combination

On February 11, 2022, SPK entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among SPK, SPK Merger Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of SPK (“Merger Sub”), and Varian Biopharmaceuticals, Inc., a Florida corporation (“Varian Bio”), pursuant to which Merger Sub will merge with and into Varian Bio with Varian Bio surviving the merger as a wholly-owned subsidiary of SPK. In addition, in connection with the consummation of the Proposed Business Combination, SPK will be renamed “Varian Bio Pharma, Inc.” (“New Varian Bio”).

The Merger Agreement provides that SPK has agreed to acquire all of the outstanding equity interests of Varian Bio for an aggregate of 4,500,000 shares of SPK Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Varian Bio’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the per share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Varian Bio’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of Varian Bio’s common stock that are issued and outstanding immediately prior to the Effective Time.

The Prior Extensions

As disclosed in the Company’s prospectus dated June 7, 2021, pursuant to the Trust Agreement, and the Company’s Charter, as long as SPK filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), SPK was entitled to a free 3-month extension, until June 10, 2022 in order to complete a business combination. If a business combination was not completed prior to June 10, 2022, SPK had the option to extend the time to complete a business combination until September 10, 2022 by depositing an additional $509,120 into the Trust Account. If SPK was unable to complete its initial business combination within such period, it would cease all operations except for the purpose of winding up the Company.

The Company filed the Proposed Business Combination Registration Statement on March 2, 2022 relating to a business combination with Varian Bio. On March 10, 2022, in connection with the first extension, because a registration statement relating to a business combination was filed before March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), the Company was able to extend the time to complete a business combination to June 10, 2022 without having to make a contribution into the trust account of SPK (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations.

On June 10, 2022, SPK elected to further extend the deadline to consummate its proposed business combination to September 10, 2022, by depositing the aggregate amount of $509,120 (or $0.10 for each share of common stock issued in the IPO that was not redeemed in connection with the first extension) into the Trust Account.

SPK and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized, and finalizing the Proposed Business Combination Registration Statement related to the transaction, but have determined that there will not be sufficient time before September 10, 2022 to hold a General Meeting to obtain stockholder approval of, and to consummate, the Proposed Business Combination. Accordingly, SPK’s board has determined that, given SPK’s expenditure of time, effort and money on identifying Varian Bio as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, SPK will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If SPK’s board of directors determines that SPK will not be able to consummate an initial business combination by the Extended Termination Date, SPK would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to SPK to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal. However, SPK will not proceed with the Charter Amendment Proposal or the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause SPK to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $50.9 million of marketable securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if SPK has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,479,623 shares of our common stock, which includes 1,272,799 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 206,824 shares of our common stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there was approximately $50.9 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to March 10, 2023, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $[10.16] per share (without taking into account any interest), in comparison to the current redemption price of approximately $[10.10] per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by September 10, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights that were included in the units sold in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2022 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the General Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the General Meeting is 6,596,275. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the General Meeting of the holders of 3,298,138 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Charter Amendment Proposal	Majority of outstanding shares	No
Trust Amendment Proposal	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the General Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Proposed Business Combination;

●	the fact that if the Proposed Business Combination is not approved, in accordance with our Charter, the 1,272,799 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 205,000 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $2,050,000 and the additional 1,824 Private Placement Shares that were included in the private units acquired in connection with the exercise of the overallotment option for an aggregate purchase price of $18,239. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $[•] based on the last sale price of $[•], on Nasdaq on [•], 2022;

●	if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

●	all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Proposed Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Proposed Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Proposed Business Combination is not completed. As of [●], 2022 no out-of-pocket expenses are owed to SPK’s officers, directors and Sponsor.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the General Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

●	You can attend the General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

 Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the General Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Karen Smith at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to SPK Acquisition Corp., Room 368, 302 Buwei, 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131; Attention: Secretary, or call the Company promptly at +86 13439129879 .

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to SPK Acquisition Corp., Room 368, 302 Buwei, 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the General Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the General Meeting),. For illustrative purposes, based on funds in the trust account of approximately $50.9 million on [●], 2022, the estimated per share conversion price would have been approximately $[●].

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [●], 2022 (two business days before the General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

 New York, NY 10004
Attn: Stacy Aqui
E-mail: saqui@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the General Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the General Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by September 10, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Sophie Ye Tao	—	●
Philip Chun-Hun Kwan(2) (3) (4)	1,475,623	22.4%
Justin Chang	1,000	●
Bryant Chou	1,000	●
Gregory Chang	1,000	●
All current directors and executive officers as a group (five individuals)	1,478,623	22.4%

Holders of 5% or more of our Common Stock
SPK Acquisition LLC (2) (3) (4)	1,475,623	22.4%
Periscope Capital Inc.(5)	349,700	5.3%
ATW SPAC Management LLC(6)	618,750	9.38%
Antonio Ruiz-Giminez(6)	618,750	9.38%
Hudson Bay Capital Management LP(7)	414,475	6.28%
Sander Gerber(7)	414,475	6.28%
Feis Equities LLC(8)	555,112	8.42%
Lawrence Feis(8)	555,112	8.42%
Boothbay Fund Management, LLC(9)	618,750	9.38%
Boothbay Absolute Return Strategies LP(9)	414,550	6.28%
Ari Glass(9)	618,750	9.38%
MMCAP International Inc. SPC(10)	600,000	9.10%
MM Asset Management Inc.(10)	600,000	9.10%
●Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o SPK Acquisition Corp., Room 368, 302 Buwei, 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131, and our telephone number is (86) 13439129879.
(2)	Consists of shares owned by SPK Acquisition LLC, over which Philip Chun-Hun Kwan has voting and dispositive power.
(3)	Philip Chun-Hun Kwan has voting and dispositive power over the shares owned by SPK Acquisition LLC.
(4)	Includes shares underlying Private Units. Does not include beneficial ownership of any shares of Common Stock underlying outstanding Rights as such shares are not issuable within 60 days of the date hereof.
(5)	Based on a Schedule 13G filed February 11, 2022 on behalf of Periscope Capital Inc., which is the beneficial owner of 256,500 shares of Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 93,200 shares of Common Stock. The address of the holder is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6)	Based on a Schedule 13G filed February 14, 2022 on behalf of ATW SPAC Management LLC. The Shares are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Shares held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles (the “Funds”) managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the Managing Member of the Adviser. The address of the holder is 969 NW 2nd Street, #401, Miami, Florida 33126.
(7)	Based on a Schedule 13G filed February 8, 2022 by Hudson Bay Capital Management LP (the “Investment Manager”) and Mr. Sander Gerber. The Investment Manager serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of Common Stock held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The address of the holder is Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.
(8)	Based on a Schedule 13G filed January 23, 2022 on behalf of Feis Equities LLC, which is the beneficial owner of 555,112 shares of Common Stock. Lawrence Feis is the managing member of Feis Equities LLC, and exercises investment discretion with respect to such shares of Common Stock. The address of the holder is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.
(9)	Based on a Schedule 13G filed June 30,2021 by Boothbay Absolute Return Strategies LP and one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Units held by the Funds. Ari Glass is the Managing Member of the Adviser. The address of the holder is 140 East 45th Street, 14th Floor, New York, NY 10017.
(10)	Based on a Schedule 13G filed June 24, 2021 on behalf of MMCAP International Inc. SPC and MM Asset Management Inc. the beneficial owners. The address of the holders are c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P. O. Box 1348, Grand Cayman, KY1-1108 Cayman Islands, and 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, Ontario M5J 2S1 Canada, respectively.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

This is a proposal to amend SPK’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which SPK has to consummate a business combination (the “Extension”) from September 10, 2022 to March 10, 2023 (the latest such date actually extended being referred to as the “Extended Termination Date”) (the “Charter Amendment Proposal”).

All stockholders are encouraged to read the proposed Charter Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposal is attached hereto as Annex A.

Reasons for the Proposed Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow SPK more time to complete its initial business combination. SPK’s Charter provides that SPK has only until September 10, 2022 to complete a business combination.

On February 11, 2022, SPK entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among SPK, SPK Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of SPK (“Merger Sub”), and Varian Bio Pharmaceuticals, Inc., a Florida corporation (“Varian Bio”), pursuant to which Merger Sub will merge with and into Varian Bio with Varian Bio surviving the merger as a wholly-owned subsidiary of SPK. In addition, in connection with the consummation of the Business Combination, SPK will be renamed “Varian Bio Pharma, Inc.” (“New Varian Bio”).

The Merger Agreement provides that SPK has agreed to acquire all of the outstanding equity interests of Varian Bio for an aggregate of 4,500,000 shares of SPK Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Varian Bio’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the per share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Varian Bio’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of Varian Bio’s common stock that are issued and outstanding immediately prior to the Effective Time.

 The Prior Extensions

As disclosed in the Company’s prospectus dated June 7, 2021, pursuant to the Trust Agreement, and the Company’s Charter, as long as SPK filed a proxy statement, registration statement or similar filing for an initial business combination by March 10, 2022, nine months following SPK’s initial public offering (the “IPO”), SPK was entitled to a free 3-month extension, until June 10, 2022 in order to complete a business combination. If a business combination was not completed prior to June 10, 2022, SPK had the option to extend the time to complete a business combination until September 10, 2022 by depositing an additional $509,120 into the Trust Account. If SPK was unable to complete its initial business combination within such period, it would cease all operations except for the purpose of winding up the Company.

The Company filed a registration statement on Form S-4 with the SEC on March 2, 2022 relating to a business combination with Varian Bio (the “Proposed Business Combination Registration Statement”). On March 10, 2022, in connection with the first extension, because a registration statement relating to a business combination was filed before March 10, 2022, SPK’s initial public offering (the “IPO”), the Company was able to extend the time to complete a business combination to June 10, 2022 without having to make a contribution into the trust account of SPK (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations.

On June 10, SPK elected to further extend the deadline to consummate its proposed business combination to September 10, 2022 by depositing the aggregate amount of $509,120 (or $0.10 for each share of common stock issued in SPK’s IPO that was not redeemed in connection with the first extension) was deposited into the Trust Account.

SPK and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized, and finalizing the Proposed Business Combination Registration Statement related to the transaction, but have determined that there will not be sufficient time before September 10, 2022 to hold a General Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, SPK’s board has determined that, given SPK’s expenditure of time, effort and money on identifying Varian Bio as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, SPK will have to consummate an initial business combination before the Extended Termination Date.

If SPK’s board of directors determines that SPK will not be able to consummate an initial business combination by the Extended Termination Date, SPK would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to SPK to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. However, SPK will not proceed with the Charter Amendment Proposal and the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause SPK to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $50.9 million of marketable securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if SPK has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,479,623 shares of our common stock, which includes 1,272,799 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 206,824 shares of our common stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to March 10, 2023, with six (6) one-month extensions each time after September 10, 2022, the additional redemption amount added to the trust account will be $300,000 or approximately $0.06 per share (or a per share redemption amount of approximately $10.16, assuming payment of the extension amount for six (6) one-month extensions and no redemptions)●.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $50.9 million of marketable securities as of [●], 2022. SPK will not proceed with the Charter Amendment and Trust Amendment if the redemption of public shares in connection therewith would cause SPK to have net tangible assets of less than $5,000,001.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that SPK’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	SPK’s Sponsor has a fiduciary obligation to its members and Philip Chun-Hun Kwan, (SPK’s Chief Financial Officer and Director) is the controlling member of our Sponsor. Mr. Kwan has a fiduciary obligation to both SPK and the Sponsor, he may have a conflict of interest when voting.

●	If an initial business combination is not completed, SPK will be required to dissolve and liquidate. In such event, the 1,272,799 Founder Shares which were acquired prior to the IPO and 206,824 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $[●] million, and the Private Placement Shares had an aggregate market value of approximately $[●] million, based on the closing price of $[●] per share of SPK’s Common Stock on the Nasdaq Stock Market as of [●], 2022.

●	If an initial business combination is not completed, an aggregate of 509,120 rights purchased as part of the public units and the 20,682 rights included in the private units purchased as part of the private placement simultaneously with the IPO, will be worthless.

●	Because of these interests, SPK’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the SPK Common Stock declined to $5.00 per share after the close of the business combination, SPK’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while SPK’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, SPK’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

●	SPK’s sponsor is SPK Acquisition, LLC (“Sponsor”), and its managing member is Philip Chun-Hun Kwan. If an initial business combination, such as the Proposed Business Combination, is not completed, the Sponsor will lose an aggregate of approximately $[●] million, comprised of the following:

●	approximately $[●] million (based on the closing price of $[●] per share of SPK Common Stock on the Nasdaq Stock Market as of [●], 2022) of the 1,475,623 Founder Shares and the 206,824 Private Placement Shares that were included in the units sold in the private placement simultaneously with the IPO, that the Sponsor holds;

●	approximately $[●] million (based on the closing price of $[●] per public right on the Nasdaq Stock Market as of [●], 2022) of the 20,682 rights the Sponsor holds; and

●	the $10,000 monthly administrative fee under the administrative support agreement pursuant to which SPK may delay payment of the same until the consummation of a business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, SPK Acquisition LLC is controlled by Philip Chun-Hun Kwan, a Canadian citizen, and our chief executive officer, Sophie Ye Tao, is a Chinese citizen. Neither of Philip Chun-Hun Kwan or Sophie Ye Tao will remain with the Company after the Proposed Business Combination. We therefore do not expect the post-combination company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our business combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 10, 2022 due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, SPK would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to SPK (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

Public stockholders will also forfeit the 509,120 rights included in the units sold in the IPO. As promptly as reasonably possible following such redemption, SPK would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $[10.10] per share, and our rights, including the 509,120 rights held by the public stockholders, will expire worthless. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company may extend the time to complete a business combination on an as-needed, month-to-month basis, until March 10, 2023.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there was approximately $50.9 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to March 10, 2023, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $[10.16] per share (without taking into account any interest) in comparison to the current redemption price of approximately $[10.10] per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by September 10, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of common stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of common stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and rights, the cost of such unit must be allocated between the shares and rights that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold rights after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of common stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “—Non-U.S. holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of common stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our common stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, a buyer of our common stock (we would be treated as a buyer with respect to a conversion of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of common stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of common stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Amended and Restated Investment Management Trust Agreement (the “Trust Agreement”), dated as of June 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”) up to six (6) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to March 10, 2023 (the “Trust Amendment”), by depositing into the Trust Account $50,000 (the “Extension Payment”) for each one-month Extension (up to an aggregate of $300,000 to be placed in the Trust Account for the full additional six-month period). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from September 10, 2022 up to six (6) times, each such Extension for an additional one-month period, until March 10, 2023 (i.e., 21 months from the consummation of the IPO), provided that the Extension Payment of $50,000 is deposited into the Trust Account on or prior to the date of the same applicable deadline (or up to an aggregate of $300,000 for the total six-month period).

The Company’s current Charter and Trust Agreement provide that the Company has until September 10, 2022 to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

On February 11, 2022, the Company announced that it had entered into a definitive agreement for the Proposed Business Combination with Varian Bio. The Board of Directors of SPK has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of SPK. SPK will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all SPK stockholders. SPK and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized and finalizing the registration statement on Form S-4 filed on March 2, 2022 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before September 10, 2022 (its current termination date) to hold a General Meeting to obtain the requisite stockholder approval of, and to consummate, the Proposed Business Combination. However, management believes that it can close the Proposed Business Combination before March 10, 2023. Under the circumstances, each of the Company, the Company’s Sponsor and Varian Bio, or any of their respective affiliates (the “Contributors”) will pay the extension amount for each proposed one-month extension on an as-needed basis, up to six (6) times for each one-month extension. After consultation with the Company’s Contributors, SPK’s management has reasons to believe that, if the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Contributors will make a $50,000 Contribution into the Trust Account as the first Extension Payment, upon five days’ advance notice prior to the applicable deadline, and extend the Combination Period for an additional one-month period each time until March 10, 2023, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal (or up to an aggregate of $300,000 for the total six-month period). The Contribution(s) will bear no interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by September 10, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our rights that convert into Common Stock will be worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will be worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the General Meeting (who has agreed to act accordingly) to adjourn the General Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the General Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the General Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the General Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the General Meeting vote for the adjournment proposal, the chairman of the General Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE GENERAL MEETING

Date, Time and Place. For the purposes of the articles of association of SPK, the physical place of the meeting will be ●●●●●. The General Meeting will be held at 10:30 a.m., ET on ●●●, 2022 virtually at:

TO INSERT MEETING INFORMATION

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Public Shares at the close of business on [●], 2022, the Record Date for the General Meeting. At the close of business on the Record Date, there were 6,596,275 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. Company rights do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Advantage Proxy, Inc.  is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $7,500 in fees, plus disbursements for such services.

Required Votes

Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Trust Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they beneficially owned and were entitled to vote 1,479,623 shares of Common Stock, representing approximately 22% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension Amendment is effective, the Trust Amendment is executed and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its 2023 annual meeting of stockholders on or prior to [●], 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at :

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, SPK Acquisition Corp at sophie@spkacq.com.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment by contacting us at the following address or telephone number:

SPK Acquisition Corp.

Room 368, 302 Buwei

211 Fute North Road,

China (Shanghai) Pilot Free Trade Zone, 200131

+86 13439129879

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

PROXY CO CONTACT INFORMATION

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than [●], 2022.

Annex A

Charter Amendment

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

SPK ACQUISITION CORP.

[●], 2022

SPK Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “SPK Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 31, 2020. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on June 7, 2021 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by (i) September 10, 2022, or, (ii) if the Corporation shall, in its sole discretion determine, up to six (6) times for an additional one-month period each time, until March 10, 2023, if the Corporation elects to extend the amount of time to complete a Business Combination, each time in accordance with the terms of the Amended and Restated Investment Management Trust Agreement, as amended, between the Corporation and Continental Stock Transfer & Trust Company (in either case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open such date being referred to as the “Termination Date), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding. In the event that the Corporation does not timely make all additional deposits into its Trust Account as required by the Corporation’s Investment Management Trust Agreement entered into at the time of the IPO, as amended, the Corporation shall Dissolve.”

A-1

IN WITNESS WHEREOF, SPK Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

SPK ACQUISITION CORP.

By:
Name:	Sophie Tao
Title:	Chief Executive Officer

A-2

Annex B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of __________, 2022, to the Amended and Restated Investment Management Trust Agreement (as defined below) is made by and between SPK Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement on June 7, 2021, which agreement was amended and restated by an Amended and Restated Investment Management Trust Agreement dated as of June 3, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an General Meeting of the Company held on ____________, 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one-month period each time, until March 10, 2023 (i.e., for a period of time ending 21 months from the consummation of its initial public offering); a (ii) a proposal to amend the Amended and Restated Trust Agreement requiring the Company to deposit $50,000 into the Trust Account for each one-month extension from September 10, 2022 until March 10, 2023 (or up to an aggregate of $300,000 for the total six-month period); and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the end of the 9-month period following the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to (i) 12 months from the closing of the IPO if the Company has filed a proxy statement, registration statement or similar filing for a Business Combination within the 9-month period following the Closing or (ii) 21 months if either (x) in the situation that the Company has not filed a proxy statement, registration statement or similar filing for a Business Combination within the 9-month period following the Closing for a total of two paid 3-month extensions, with six (6) one-month extensions thereafter, or (y) in the situation that the Company has filed a proxy statement, registration statement or similar filing for a Business Combination within the 9-month period following the Closing for a total of one free 3-month extension, one paid 3-month extension and six (6) one-month extensions thereafter, in each case of (x) or (y) above, by depositing $509,120 for each paid 3-month extension and $50,000 for each one-month extension, but has not completed the Business Combination within such 21-month period, the 21 month anniversary of the Closing (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date. For example, if during the 15th month, the Company does not deposit $50,000 into the Trust Account by the last day of the 15th month for a one-month extension, then the Last Date shall be the last day of the 15th month.”

PROXY CARD

SPK ACQUISITION CORP.

PROXY FOR THE GENERAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [●], 2022: The Proxy Statement is available at https[●].

The undersigned hereby appoints [●] as proxy of the undersigned to attend the General Meeting of Stockholders (the “General Meeting”) of SPK Acquisition Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on [●], 2022 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of General Meeting, dated [●], 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. CHARTER AMENDMENT PROPOSAL - APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) SIX (6) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME UNTIL MARCH 10, 2023 IF APPROVED BY THE COMPANY’S BOARD OF DIRECTORS.

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF JUNE 3, 2022 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD SIX (6) TIMES FOR AN ADDITIONAL ONE-MONTH PERIOD EACH TIME, FROM SEPTEMBER 10, 2022 UP TO MARCH 10, 2023 (THE “TRUST AMENDMENT”) BY DEPOSITING INTO THE TRUST ACCOUNT $50,000 FOR EACH ONE-MONTH EXTENSION.

For ☐ Against ☐ Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT - APPROVAL TO DIRECT THE CHAIRMAN OF THE GENERAL MEETING TO ADJOURN THE GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL 1.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the General Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.